Exhibit 99.1

1 4th Quarter 2019 Investor Conference November 4 and 5, 2019 NASDAQ: BCML

2 Presentation Disclosure This investor presentation has been prepared by Baycom Corp (“BCML” or the “Company”) solely for informational purposes based on its own information, as well as information from public sources . This presentation has been prepared to assist interested parties in making their own evaluation of BCML and does not purport to contain all of the information that may be relevant . In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in this presentation and other information provided by or on behalf of BCML . This presentation may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . These statements relate to our financial condition, results of operations, plans, objectives, future performance or business . Forward - looking statements are not statements of historical fact, are based on certain assumptions and are generally identified by use of the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would” and “could . ” You are cautioned not to place undue reliance on any forward - looking statements, which speak only as of the date made . By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements . Important factors that could cause our actual results to differ materially from the results anticipated or projected, include, but are not limited to, the following : expected revenues, cost savings, synergies and other benefits from our or pending acquisitions might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected ; future acquisitions by us of other depository institutions or lines of business ; changes in general economic conditions and conditions within the securities market ; legislative and regulatory changes ; fluctuations in interest rates ; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write - offs and changes in estimates of the adequacy of the allowance for loan losses ; our ability to access cost - effective funding ; fluctuations in real estate values and both residential and commercial real estate market conditions ; demand for loans and deposits in our market areas ; increased competitive pressures ; changes in our business strategies ; and other factors described in our latest Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q and other filings with the Securities and Exchange Commission (“SEC”) that are available on our website at www . unitedbusinessbank . com and on the SEC's website at www . sec . gov . Any forward - looking statements that we make in this investor presentation or our SEC filings are based upon management’s beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above, in our SEC filings or because of other factors that we cannot foresee . We do not undertake and specifically disclaim any obligation to update or revise any forward - looking statement included in this report to reflect circumstances or events that occur after the date on which the forward - looking statement is made . This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”) . These non - GAAP financial measures include “Tangible Book Value Per Share,” and “Tangible Common Equity . ” The Company believes that these non - GAAP financial measures are important to many investors who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets . These non - GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures . Because not all companies use the same calculation of “Tangible Book Value Per Share,” and “Tangible Common Equity,” this presentation may not be comparable to other similarly titled measures as calculated by other companies .

Baycom Corp – Who we are

BAYCOM CORP

Overview

- BayCom Corp is the bank holding company for United Business Bank
  - Founded in 2004 and headquartered in Walnut Creek, California
  - Full service commercially-oriented community bank
  - Serves small and mid-sized businesses, professionals and individuals
- 32 full-service branches
  - 9 branches in the San Francisco Bay Area
  - 5 branches in the Los Angeles Area
  - 3 branches in California's Central Valley
  - 2 branches in Seattle, Washington
  - 6 branches in Albuquerque, New Mexico
    - 2 in Albuquerque
    - 4 south of Albuquerque
  - 4 branches south of Albuquerque, New Mexico
  - 7 branches in Colorado
- Eight successful acquisitions completed since 2010
- 3rd Quarter 2019 reflects the first full quarter of operations including our acquisition of Uniti Financial Corporation
- During 4th Quarter 2019, completed our acquisition of TIG Bancorp

Financial Highlights

Description	Baycom 3 Mo Ended Sept 30, 2019	Baycom 9 Mo Ended Sept 30, 2019	Baycom 9 Mo Ended Sept 30, 2018
(Dollars and shares in thousands, except per share data)			
Net Income	$ 5,563	$ 12,731	$ 11,875
Diluted Earnings Per Share	$ 0.46	$ 1.11	$ 1.30
Average Shares Outstanding	12,062	11,450	9,295
Return on Average Assets[1]	1.25%	1.05%	1.22%
Return on Average Equity[1]	9.32%	7.72%	9.82%
Yield on Earning Assets[1]	4.86%	4.81%	4.53%
Cost of Interest-Bearing Liabilities[1]	1.05%	0.88%	0.60%
Net Interest Margin[1]	4.23%	4.28%	4.14%
Efficiency Ratio	58.70%	65.34%	57.95%
Non Performing Loans / Total Loans	0.54%	0.54%	0.58%
Nonperforming Assets / Total Assets[2]	0.41%	0.41%	0.41%

(1) Annualized
(2) Nonperforming assets consists of non-accruing loans and other real estate owned

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4 Company Strengths □ Seasoned and talented management team who founded and led the Company since 2004 □ Disciplined acquisition strategy and proven track record of integrating banks ▪ The Company recorded bargain purchase gains in three of its eight completed acquisitions with the other five having tangible book value pay back periods 3 years or under ▪ Company is well - positioned for future M&A ▪ Acquisition focus is on the Western region of the United States □ Strong core performance metrics creates potential for future shareholder appreciation □ Efficient and scalable platform with capacity to support growth □ Attractive metropolitan markets (Bay Area, Los Angeles, Seattle, Albuquerque, Denver) with favorable demographics and strong local economies ▪ Footprint allows for ample fill - in opportunities ▪ Uniti Financial Corporation acquisition increases our Southern California presence ▪ TIG acquisition expands our operations into Colorado □ Expansion in New Mexico with 2018 BFC acquisition □ Strong asset quality metrics since inception □ Experience in system and operational integration

5 Experienced Leadership Team Name / Title Experience Background George J. Guarini 31 years • President and Chief Executive Officer since the Bank began operations in 2004 President & Founding CEO • Held key executive and senior level management positions with national and regional financial institutions Chief Executive Officer 15 years with BCML • Successfully resolved significant loan portfolio weakness at two financial institutions Janet L. King 30 years • Senior Executive Vice President and Chief Operating Officer since the Bank's inception in 2004 Senior Executive Vice President & Founding COO • Formerly Chief Branch Administrator at Circle Bank from 1999 - 2004 where she was responsible for all aspects Chief Operating Officer 15 years with BCML of operations • Served as Vice President of Operations for Valencia Bank & Trust from 1987 - 1998 Keary L. Colwell 29 years • Senior Executive Vice President, Chief Financial Officer, and Corporate Secretary of Baycom Senior Executive Vice President & Founding CFO • Chief Financial Officer, Chief Administrative Officer and Corporate Secretary of United Business Bank (formerly Chief Financial Officer & 15 years with BCML known as Bay Commercial Bank( since its inception in 2004 Corporate Secretary • Instrumental in the successful turn-around of a Bay Area bank in the 1990s. David J. Funkhouser 32 years Executive Vice President & 4 years with BCML Chief Credit Officer Rick Pak 32 years • Joined the Bank in September, 2016 - promoted to CLO in January, 2019 Executive Vice President & 3 years with BCML • Previously served in various positions at Wells Fargo, Citibank, and various other banks and credit unions Chief Lending Officer • Expertise in SBA, USDA, agricultural, consumer and Commercial lending

6 Headquarters of Potential Acquisition Opportunities Disciplined Acquisition Strategy □ Strategic consolidation of community banks ▪ Provides scale and operating efficiencies ▪ Adds experienced and knowledgeable banking talent ▪ Opportunity to improve concentration ratios ▪ Opportunity to drive down cost of funds ▪ Geographic diversification ▪ Adds portfolios of seasoned loans ▪ Reduce cost of funds □ Maintain disciplined approach ▪ Increase low - cost deposits ▪ Expand market area served ▪ Enhance noninterest income □ Enhance the performance of acquired banks ▪ Developed core competency evaluating, structuring, acquiring and integrating target banks □ Target markets – Selected Western States ▪ California ▪ Colorado ▪ Nevada ▪ New Mexico ▪ Oregon ▪ Washington □ Size Criteria ▪ Banks with assets between $100 million and $1.5 billion □ There are 232 banks within our target markets that meet our size criteria Note: Data as of June 30, 2019 Source: S&P Global Market Intelligence Total Banks Median Asset Size Banks $100M-$500M 145 $249,684 Banks $500M-$1B 44 $737,097 Banks $1B-$1.5B 23 $1,171,918

7 ▪ We serve the Sacramento - Roseville - Arden - Arcade MSA through one branch office • P opulation of approximately 2.3 million, the state capital, median household income of $63,727, and a projected population growth of 5.1% through 2022 ▪ The Stockton - Lodi MSA in Central California is home to two branches • Population growth is expected to be 5.4% through 2022, and holds a median household income of approximately $56,705 • The area has a diverse industry mix, including agriculture, e - fulfillment centers, advanced manufacturing, data centers/call centers, and service industries Key Highlights of Current Markets: Bay Area, California Seattle, Washington Los Angeles County, California ▪ Part of both the San Francisco - Oakland - Hayward MSA and the San - Jose - Sunnyvale - Santa Clara MSA • Represents the second most populous area in California, and the 12 th largest in the United States ▪ Great market for future growth, with a projected population growth of 5.9% through 2022 versus the national average of 3.7% ▪ Median household income is roughly $88,685, which greatly exceeds the national average of $57,462 ▪ Largest MSA in California with over 13 million residents in the MSA; the second largest MSA in the United States ▪ Greater Los Angeles Market area ranked as 16 th largest economy in the world with an estimated gross domestic product of about $1 trillion ▪ The Seattle - Tacoma - Bellevue MSA is the largest MSA in Washington, covers approximately 2,100 square miles ▪ Population estimated to grow 7.5% through 2022, with a median household income of $ 81,089 ▪ Strong economic base, with several large employers such as Amazon, Starbucks, and Boeing Source: S&P Global Market Intelligence; U.S. Census Bureau Central Valley, California Albuquerque, New Mexico ▪ Albuquerque MSA is the largest MSA in New Mexico, and 60 th in the United States with estimated population growth of 1.7% and a median household income of $50,192 ▪ Strong economic base, housing large employers such as Honeywell, SCHOTT Solar, and Intel Corp Denver, Colorado • The Metro Denver - Aurora - Lakewood, CO area has a population of 2.9 million, is home to the state capital, enjoys a median household income of $76,643 and is the 19 th largest metropolitan area in the United States.

8 (1) At announcement, for most recent quarter ended. In thousands. (2) At announcement. In thousands. For Uniti transaction, includes the cash out of options (3) At announcement, for the most recent period ended. (4) For the first full calendar year after close. Based on BayCom consensus estimates and internal projections for each target. (5) Using the cross - over method. Recent Acquisitions Uniti Financial TIG Bancorp Grand Mountain Assets 1 $343,578 $229,245 $130,593 Deposits 1 $294,588 $196,988 $117,376 Purchase Price 2 $64,103 $39,472 $13,886 Consideration Cash & Stock Cash & Stock Cash Price/LTM EPS 3 17.5x 15.9x 45.1x Price/TBV 3 137.6% 144.6% 126.2% EPS Accretion 4 19.2% 9.1% 5.9% Initial TBV Dilution (6.3%) (4.9%) (2.2%) TBV Earn - back 5 2.6 Years 3.4 Years 2.7 Years Assumed Cost Saves 25% 35% 35%

BAYCOM CORP

Pro Forma Metrics with Uniti and TIG

Description	Baycom 9 Mo Ended Sept 30, 2019	Baycom with Uniti 9 Mo Ended Sept 30, 2019	Proforma Baycom with with Uniti & TIG 9 Mo Ended Sept 30, 2019
Book Value per common share[(1),(2)]	$ 19.97	$ 19.97	$ 20.14
Tangible Book Value Per Share[(1),(2)]	$ 17.23	$ 17.23	$ 17.28
Diluted Earnings Per Share	$ 1.11	$ 1.02	$ 1.08
Common Shares Outstanding[(2)] at Sept 30	12,061.6	12,061.6	12,938.4

Description	Baycom 12 Mo Ended Dec 31, 2018	Baycom with Uniti 12 Mo Ended Dec 31, 2018	Proforma Baycom with Uniti & TIG 12 Mo Ended Dec 31, 2018
Book Value per common share[(1),(2)]	$ 18.47	$ 18.91	$ 19.21
Diluted Earnings Per Share	$ 1.50	$ 1.60	$ 1.60
Common Shares Outstanding[(2)] at Dec 31	10,869.3	11,984.3	12,861.1

(1) Pro Forma combined TIG equivalent share calculated by multiplying the Pro Forma amounts for BayCom and TIG by the exchange ratio of 0.27543 and solely in the case of the book value per common share at September 30, 2019, adding to that result $6.34, which is the per share cash merger consideration payable to holders of TIG common stock.
(2) The Pro Forma combined book value and common shares outstanding for BayCom and TIG as of September 30, 2019 was $260.4 million and 12,938,420, respectively.
(3) The Pro Forma combined book value and common shares outstanding for Baycom and TIG as of December 31, 2018 was $245.2 million and 12,861,085 shares, respectively.

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10 □ $1,231.7 million total loans (excluding loans held for sale) □ Approximately 43% of the loan portfolio is from the San Francisco Bay Area □ Average yield on total loans of 5.63% for 2019 ▪ 30% mature or reprice within 12 months □ SBA Preferred Lender ▪ During 2019, $ 22.3 million of SBA loans ( guaranteed portion) were sold which generated $1.8 million gain on sale of loans reported for the first nine months of 2019 Loan Portfolio Loan Portfolio Composition as of Sept 30, 2019 Note: Data as of September 30, 2019 unless otherwise noted. Loan Portfolio By Type As of Sept 30, Description 2019 (Dollars in thousands) Commercial and Industrial 152,503$ Residential RE 133,466 Multifamily RE 120,627 Owner Occupied CRE 374,505 Non-Owner Occupied CRE 419,815 Construction, Land, Ag and Other 36,709 Total 1,237,625$ C & I 12% Residential 11% Multifamily 10% Owner Occupied CRE 30% Non - Owner Occupied CRE 34% Other 3% Description As of Sept 30, 2019 As of December 31, 2018 (Dollars in thousands) Loan Maturity Schedule Maturing within one year 109,304$ 105,194$ Maturing after one to five years 338,429 195,328 Maturing after five years 789,892 675,173 Total loans 1,237,625$ 975,695$

11 Commercial and Multifamily Real Estate Detail CRE and Multifamily Loan Composition as of September 30, 2019 □ $913 million total commercial and multifamily real estate loans □ Diversified by property type □ 66% floating rate vs. 34% fixed 1 □ 59% of floating rate contain floors □ Average loan size approximately $917,000 □ Weighted average loan - to - value ratio (LTV) of 57.0% □ Weighted average debt service coverage ratio of 1.8 times CRE Concentration Interagency Guidance Note: Data as of September 30, 2019 (1) Based on loans that mature after September 30, 2019 and includes multifamily, owner occupied CRE, and non - owner occupied CRE; excludes purchased credit impaired (PCI) loans (2) For Interagency guidance purposes, CRE loans include non - owner occupied CRE, multifamily, and construction and land (3) CRE Loans / United Business Bank total capital; ratio is for United Business Bank only (4) Includes owner occupied CRE, non - owner occupied CRE and multifamily; excludes construction loans CRE and Multifamily As of Portfolio By Type 4 Sept 30, Description 2019 (Dollars in thousands) Retail 241,813$ Hotels / motels 127,958 Multifamily 120,627 Office 94,231 Gas station 94,727 Industrial 50,244 Convalescent facility 33,040 Restaurants 31,023 All other 118,959 Total 912,622$ Multifamily 13% Office 10% Retail 27% Hotels / Motels 14% Industrial 6% Gas Stations 10% Convalescent facilities 4% Restaurants 3% All Other 13% Interagency UBB Concentration Guidance Ratio 3 CRE Loans 2 300% 229% Construction and Land Loans 100% 10%

12 Deposit Portfolio Summary Deposit Composition as of Sept 30, 2019 At Sept 30, 2019: □ $1.5 billion total deposits □ Noninterest - bearing demand represents 36% of total deposits □ Interest bearing demand, savings and money market accounts represent 44% of total deposits □ $215 million in time deposits maturing next 12 with cost of funds > 2% months Note: Data as of September 30, 2019 and December 31 of each respective year presented Deposit Growth ($ in thousands) Deposits by Type as Of Sept 30, 2019 (Dollars in thousands) Noninterest-bearing demand 523,505$ Interest-bearing Demand and Savings 254,835 Money Market 398,442 Certificates of Deposit 321,412 Total Deposits 1,498,194 Cost of Interest Bearing Liabilities 0.88% Net Interest Margin 4.28% Net Interest Spread 3.93% Money Market 27% - COF 0.69% Interest - bearing Demand and Savings 17% - COF 0.08% Noninterest - bearing demand 35% Certificates of Deposit 21% - COF 1.73% - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 Q3 2019 2018 2017 2016 2015 Time > $250K Time $250K or Less Money Market NOW and Savings Non-interest bearing checking

13 Attractive Net Interest Spread Yield on Interest - Earning Assets Cost of Average Interest - Bearing Liabilities Net Interest Spread Net Interest Margin Note: Annual data as of or for the year ended December 31 of each respective year Q3 2019 data as of or for the nine months ended September 30, 2019, annualized 4.47% 4.74% 4.59% 4.54% 4.81% 4.30% 4.40% 4.50% 4.60% 4.70% 4.80% 4.90% 2015 2016 2017 2018 YTD Q32019 Yield on Interest Earning Assets 0.72% 0.73% 0.65% 0.62% 0.88% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2015 2016 2017 2018 YTD Q32019 Cost of Average Interest - Bearing Liabilities 3.75% 4.01 … 3.94% 3.92% 3.93% 3.60% 3.65% 3.70% 3.75% 3.80% 3.85% 3.90% 3.95% 4.00% 4.05% 2015 2016 2017 2018 YTD Q32019 Net Interest Spread 4.00% 4.25% 4.14% 4.15% 4.28% 3.85% 3.90% 3.95% 4.00% 4.05% 4.10% 4.15% 4.20% 4.25% 4.30% 4.35% 2015 2016 2017 2018 YTD Q32019 Net Interest Margin

14 Shareholder Tangible Book Value Note: Annual data as of or for the year ended December 31 of each respective year and 2019Q3 data as of or for the nine months ended September 30, 2019 (1) Tangible Book Value excludes Goodwill and Core Deposit Intangible; see reconciliation of Non - GAAP financial measures at the end of this presentation □ During 2015, the Company recorded a bargain purchase gain of $5.4 million and $1.7 million, pre - tax, of merger expenses related to an acquisition increasing EPS by $ 0.80. □ During 2017, 2018 and 2019, the Company recorded $3.5, $2.3 and $4.1 million, pre - tax, of merger expenses related to acquisitions in each period. In 2017, the Company recorded additional tax provision related to the change in the corporate tax rate. Collectively, this reduced EPS by $0.80, $0.17 and $0.27, respectively. $ 12.96 $ 14.12 $ 13.81 $ 16.45 $ 17.23 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2015 2016 2017 2018 Q3 2019 TBV / Share

15 Shareholder EPS Note: Annual data for the year ended December 31 of each respective year. Q3 2019 data for the nine months ended September 30, 2019. In 2019, there was $4.1 million in pretax merger expenses related to the Uniti acquisition. In 2018, there was $2.3 million in pretax merger expenses related to the BFC acquisition. In 2017, there were $ 3.5 million in pretax merger expenses related to the FULB and Plaza Bank acquisitions and an income tax rate change charge of $2.7 million. In 2015, there was a bargain purchase gain of $5.4 million and pretax merger expenses of $1.7 million. $1.36 $1.09 $0.81 $1.50 $1.11 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 2015 2016 2017 2018 YTD Q32019 Diluted EPS

Corporate History

Consistent Asset Growth Supplemented By Acquisitions



2004
Opened Bay Commercial Bank
2009
Acquired Castro Valley Branch
2010
Raised $16.8 million of common stock from institutional and individual investors
2011
Acquired Global Trust Bank
2012
Opened Napa Branch
2013
2014
Acquired Community Bank of San Joaquin
2015
Acquired Valley Community Bank
2016
Formed Bank Holding Company BayCom Corp
2017
Acquired United Business Bank, FSB
Renamed Bay Commercial Bank as United Business Bank
Acquired Plaza Bank
2018
Acquired MyBank
Consolidated San Jose Branch
Consolidated Oakland Branch
Completed IPO and Nasdaq Listing
2019
Acquired TIG Bancorp
Acquired Uniti Bank
Entered into Agreement to Purchase Grand Mountain Bank

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17 Demonstrated Track Record of Growth Total Assets ($mm) Total Net Loans ($mm) Total Deposits ($mm) Net Income ($000) Note: Annual data as of or for the year ended December 31 of each respective year. Q3 2019 data as of or for the nine months ended September 30, 2019. $623 $675 $1,246 $1,478 $1,771 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2015 2016 2017 2018 Q3 2019 $460 $504 $890 $971 $1,225 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2015 2016 2017 2018 Q3 2019 $7,452 $5,912 $5,260 $14,493 $12,731 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 2015 2016 2017 2018 YTD Q3 2019 $543 $591 $1,104 $1,258 $1,498 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2015 2016 2017 2018 Q3 2019

18 Strong Credit Quality Net Charge - Offs Nonperforming Assets / Total Assets 1 Allowance for Loan Losses / Total Loans ² Net Charge - Offs / Average Loans Note: Annual data as of or for the year ended December 31 of each respective year. Q3 2019 data as of or for the nine months ended September 30, 2019. (1) Nonperforming assets consists of non - accruing loans and other real estate owned (2) As of 12/31/2018, the allowance for loan losses plus the net discount on acquired loans to total loans was 1.28% 0.05% 0.28% 0.01% 0.27% 0.41% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 2015 2016 2017 2018 Q3 2019 0.83% 0.74% 0.47% 0.53% 0.52% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 2015 2016 2017 2018 Q3 2019 $62 $674 $22 $917 $31 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2015 2016 2017 2018 YTD Q3 2019 0.02% 0.14% 0.00% 0.09% 0.00% 0.00% 0.02% 0.04% 0.06% 0.08% 0.10% 0.12% 0.14% 0.16% 2015 2016 2017 2018 YTD Q3 2019

19 Financial Performance Summary Return on Average Assets Return on Average Equity Efficiency Ratio 1 Note: Annual data for the year ended December 31 of each respective year. Q3 2019 data for the nine months ended September 30, 2019, annualized (1) Calculated by dividing noninterest expense by the sum of net interest income before provision for loan losses plus noninteres t i ncome 1.24% 0.91% 0.51% 1.07% 1.05% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2015 2016 2017 2018 YTD Q3 2019 10.36% 7.87% 5.28% 8.28% 7.72% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 2015 2016 2017 2018 YTD Q3 2019 64.66% 60.78% 67.34% 62.15% 65.34% 56.00% 58.00% 60.00% 62.00% 64.00% 66.00% 68.00% 2015 2016 2017 2018 YTD Q3 2019

20 Appendix

21 Non - GAAP Reconciliation Tangible Common Equity and Tangible Assets (Dollars in thousands except per share data) As of Sept 30, 2015 2016 2017 2018 2019 Tangible Common Equity: Total Common Shareholders Equity 72,381$ 78,063$ 118,635$ 200,753$ 240,885$ Adjustments: Goodwill - - (10,365) (14,594) (26,449) Core Deposit Intangible (1,201) (802) (4,772) (7,205) (6,594) Tangible Common Equity 71,180$ 77,261$ 103,498$ 178,954$ 207,842$ Tangible Assets: Total Assets - GAAP 623,304$ 675,299$ 1,245,794$ 1,478,395$ 1,770,710$ Adjustments: Goodwill - - (10,365) (14,594) (26,449) Core Deposit Intangible (1,201) (802) (4,772) (7,205) (6,594) Tangible Assets 622,103$ 674,497$ 1,230,657$ 1,456,596$ 1,737,667$ Common Shares Outstanding 5,493,209 5,472,426 7,496,995 10,869,275 12,061,616 Tangible Common Equity to Tangible Assets Ratio 11.44% 11.45% 8.41% 12.29% 11.96% Tangible Book Value Per Share 12.96$ 14.12$ 13.81$ 16.46$ 17.23$

22 Questions ? CONTACT INFORMATION BayCom Corp George J. Guarini, Founding Director and CEO 500 Ygnacio Valley Road Suite 200 Walnut Creek, CA 94596 gguarini@ubb - us.com 925.476.1800 Keary Colwell, Sr. Executive VP/CFO 500 Ygnacio Valley Road Suite 200 Walnut Creek, CA 94596 kcolwell@ubb - us.com 925.476.1800